                                                                    EXHIBIT 10.4

                              AUSPEX SYSTEMS, INC.

                           WARRANT PURCHASE AGREEMENT


        This Warrant Purchase Agreement is made as of this 17th day of October, 2000, between Auspex Systems, Inc., a Delaware corporation (the "COMPANY"), and Baruch and Shoshana Halpern (the "HOLDERS" or the "PURCHASERS").

        The parties hereby agree as follows:

        1. Purchase and Sale of Warrants. Subject to the terms and conditions set forth herein, the Company will sell and issue to Holders two warrants ("WARRANTS"), in the form attached hereto as Exhibit A and B, to purchase from the Company, on or before the date of termination of the Warrants, shares of fully paid and nonassessable Common Stock (as defined in the Warrants) of the Company ("SHARES"). The Warrants and the Shares are collectively referred to herein as the "SECURITIES."

        2. Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

                2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as currently conducted.

                2.2 Authorization. The Company has authorized the sale and issuance of warrants to purchase shares of Common Stock.

                2.3 Valid Issuance of the Shares. The Shares when issued, sold and delivered upon exercise of the Warrants in accordance with the terms of this Agreement for the exercise price expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

        3. Representations and Warranties of Purchasers. Purchasers hereby represent and warrant that:

                3.1 Experience. Purchasers are experienced in evaluating development-stage companies such as the Company, are able to evaluate and represent their own interests in transactions such as the one contemplated by this Agreement, have such knowledge and experience in financial and business matters that Purchasers are capable of evaluating the merits and risks of Purchasers' prospective investment in the Company, and have the ability to bear the economic risks of the investment.

                3.2 Investment. Purchasers are acquiring the Securities for investment for Purchasers' own account and not with the view to, or for resale in connection with, any distribution thereof. Purchasers understand that the Securities have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein. Purchasers further represent that they do not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any third person with respect to the Securities. Purchasers understand and acknowledge that the offering of the Securities pursuant to this Agreement will not be registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from the registration requirements of the Securities Act.

                3.3 Accredited Investor. Purchasers are "accredited investors" within the meaning of Securities and Exchange Commission Rule 501 of Regulation D, as presently in effect.

                3.4 Rule 144. Purchasers acknowledge that the Securities must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser are aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions. Purchasers covenant that, in the absence of an effective registration statement covering the securities in question, such Purchasers will sell, transfer, or otherwise dispose of the Securities only in a manner consistent with such Purchasers' representations and covenants set forth in this
Section 3. In connection therewith, such Purchasers acknowledge that the Company will make a notation on its stock books regarding the restrictions on transfers set forth in this Section 3 and will transfer securities on the books of the Company only to the extent not inconsistent therewith.

                3.5 Authorization. This Agreement when executed and delivered by Purchasers will constitute a valid and legally binding obligation of Purchasers, enforceable in accordance with its terms, subject to: (i) judicial principles respecting election of remedies or limiting the availability of specific performance, injunctive relief, and other equitable remedies and (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors' rights.

        4. Miscellaneous.

                4.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware, without regard to any provisions thereof relating to conflicts of laws among different jurisdictions.

                4.2 Not Legal or Tax Advice. Purchasers should carefully read this Agreement. Nevertheless, the contents of this Agreement should not be considered to be legal or tax advice. Purchasers should consult with their own counsel and advisers as to all matters concerning acquisition of the Warrants as well as matters concerning the exercise of the Warrants into Common Stock.

                4.3 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto; provided, however, that the rights of Purchasers to acquire the Warrants shall not be assignable without the consent of the Company.

                4.4 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by Purchasers or the Company and the closing of the transactions contemplated hereby.

                4.5 Entire Agreement; Amendment. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

                4.6 Counterparts. This Agreement may be executed in any number of counterparts all of which together shall constitute one instrument.

                4.7 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

AUSPEX SYSTEMS, INC.                   PURCHASERS


By: /s/ PETER R. SIMPSON               By:  /s/ BARUCH HALPERN
    ------------------------------         -------------------------------------
Name:  Peter R. Simpson                Name:      Baruch Halpern
      ----------------------------           -----------------------------------
Title:  CFO
       ---------------------------
                                       By:  /s/ SHOSHANA HALPERN
                                           -------------------------------------
                                       Name:      Shoshana Halpern

                                       Address:   167 East 61st Street
                                                 -------------------------------
                                                  Apt. 10A
                                                 -------------------------------
                                                  New York, NY 10021
                                                 -------------------------------